EXHIBIT 10.2

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

FOR NON U.S. SUBSCRIBERS

RECRUITER.COM GROUP, INC.

PRIVATE PLACEMENT OF COMMON STOCK

INSTRUCTIONS TO SUBSCRIBER:

1.	COMPLETE the information on the Signature Page of this Subscription Agreement.

2.	DELIVER the Subscription Proceeds to the Escrow Account as set forth on Exhibit A.

3.

EMAIL a pdf of the originally executed copy of (1) entire executed Subscription Agreement and (2) the entire Escrow Agreement to Granger Whitelaw, CEO at gwhitelaw@recruiter.com and Scott Kline, Esq at scott@klinelawgroup.com,

4.	COURIER the originally executed copy of (1) entire executed Subscription Agreement and (2) the entire Escrow Agreement to the Company at:

Recruiter.com Group, Inc.

c/o Granger Whitelaw

P.O. Box 3120

Fort Lee, NJ 07024

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of July __, 2024, by and between Recruiter.com Group, Inc., a Nevada corporation (the “Company”), the issuer of shares of common stock, and ZK International Group Co., Ltd., a company organized under the laws of the British Virgin Islands (the “Subscriber” or “Investor”).

WHEREAS, the Company and Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and/or Regulation S (“Regulation S”) promulgated by the United States Securities and Exchange Commission (the “Commission” or “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the parties hereto desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Subscriber, and Subscriber shall purchase the number of Shares set forth on the signature page.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and Subscriber hereby agree as follows:

1. Subscription for Shares.

(a) Subscription. The Company shall issue a maximum of four million (4,000,000) shares of common stock to subscribers in one or more closings. The Subscriber hereby irrevocably subscribes for and agrees to purchase two million (2,000,000) shares of common stock (the “Shares” or the “Securities”) at a per share price of US$1.00 per Share. The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Shares, free of all liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever (“Encumbrances”), for the Purchase Price as indicated on the signature page hereto. Subject to the terms hereof, the Agreement will be effective upon its acceptance by the Company.

(b) Payment. The Purchase Price must accompany this Agreement and shall be sent directly to the escrow account as set forth on Exhibit A. The terms of the escrow are set forth in the Escrow Agreement attached hereto as Exhibit B. Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States of America.

(c) Documents Required from Subscriber. The Subscriber must complete, sign and return to the Company one (1) executed copy of each of this Agreement and a Registration Rights Agreement, in the form attached hereto as Exhibit D (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the 1933 Act. The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable laws.

(d) Closing. Closing of the purchase and sale of the Shares shall occur at such time as shall be agreed upon by the Subscriber and the Company (the “Closing Date”) upon satisfaction of Section 1(e) hereof. The Subscriber acknowledges that Shares may be issued to other subscribers under this offering (the “Offering”) before or after the Closing Date. The Subscriber acknowledges that the certificates representing the Securities will be available for delivery within a reasonable time after Closing provided that the Subscriber has satisfied the requirements of Section 1(b) and (c) hereof and the Company has accepted this Agreement.

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

2

(e) Conditions to the Subscriber’s Obligation. The obligations of the Subscriber to purchase and pay for the Shares as provided herein shall be subject to: each of the following additional conditions.

(i) The Company shall have received shareholders’ approval regarding the issuance of the Shares pursuant to this Agreement.

(ii) The Company shall have received Nasdaq’s approval, if required, including approval of listing of additional shares and/or approval of a new Initial Listing Application in connection with any “change of control” resulting from the issuance of the Shares.

(iii) Subscriber shall have completed due diligence on the Company and its subsidiaries to the satisfaction of the Subscriber, provided that such due diligence shall be completed on or before the thirtieth (30th) day of the date first listed above.

(iv) The Company shall have amended its charters to increase the number of authorized shares to 200,000,000 shares of common stock, par value $0.0001 per share.

(v) The Subscriber shall have received an accounting analysis from the auditor of the Subscriber to the reasonable satisfaction of the Subscriber, that the investment will not exceed the significance threshold that causes the Subscriber to use equity method in financial reporting under Rule 3-09 of Regulation S-X or other application accounting rules. If the Subscriber’s shareholding exceeds such significance threshold as determined by the auditor of the Subscriber, such shareholding percentage shall be reduced to below such significance threshold. In any case, any determination for a reduction based on the above accounting analysis, if any, shall be completed on or before the later of (y) the thirtieth (30th) day of the date first listed above or (z) the Company’s Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934, which details the shareholder approval of the Shares pursuant to this Agreement, becomes effective.

(vi) On each Closing Date, the Subscriber shall not be deemed an investment company under the Investment Company Act of 1940, as amended, as a result of acquiring the Shares, as reasonably determined by counsel for Subscriber.

(vii) On each Closing Date, the Offering shall not be deemed as a significant acquisition for the Subscriber pursuant to Rule 3-05 of Regulation S-X, as reasonably determined by counsel for Subscriber.

(viii) On each Closing Date, the Subscriber shall have received from counsel to the Company, a legal opinion, dated as of the Closing Date and addressed to the Subscriber, in form and substance reasonably satisfactory to the Subscriber..

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

3

(ix) The Subscriber shall have received certificates of each of the Chief Executive Officer and Chief Financial Officer of the Company (the “Officers’ Certificate”), in form and substance reasonably satisfactory to the Subscriber and, dated as of the Closing Date, to the effect that: (i) the conditions set forth in this Section 1(e) have been satisfied, (ii) as of the date hereof and as of the Closing Date, the representations and warranties of the Company set forth in Section 5 hereof are materially accurate, (iii) as of the Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) subsequent to the respective dates as of which information is given in the SEC filings, there has not been any events that could have, individually or in the aggregate, a Material Adverse Effect or any development that could have, individually or in the aggregate, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. As used in this Agreement, “Material Adverse Effect” means the reasonable likelihood of a material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), or condition (financial or otherwise) of the Company or any of its subsidiaries, individually or taken as a whole, (ii) the transactions contemplated hereby or (iii) the authority or ability of the Company or any of its subsidiaries to perform any of their respective obligations under any of this Agreement, the Registration Rights Agreement and each of the other transaction documents and otherwise to carry out its obligations hereunder and thereunder.

(x) On each Closing Date, the Subscriber shall have received a certificate of the Company signed by the Secretary of the Company (the “Secretary’s Certificate”), in form and substance reasonably satisfactory to the Subscriber and dated the Closing Date, certifying: (i) that each of the charter and bylaws of the Company and its subsidiaries is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; (iii) the good standing of the Company and its subsidiaries; and (iv) as to the incumbency of the officers of the Company.

(xi) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Shares or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(xii) The Subscriber shall have received on and as of the Closing Date reasonably satisfactory evidence of the good standing (or the applicable equivalent) of the Company in its jurisdiction of organizations in writing from the appropriate governmental authorities of such jurisdiction.

(f) Additional Purchase Option. The Subscriber shall have the right but not the obligation to purchase an additional two million (2,000,000) shares of common stock at $1.00 per share for a period of six (6) months after the Closing Date.

2. Acknowledgements of Subscriber. The Subscriber acknowledges and agrees that:

(a) the Securities have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold, directly or indirectly, in the United States or to U.S. Persons (as defined herein), except in accordance with the provisions of Regulation S under the 1933 Act, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

4

(b) the Company has not undertaken, and will have no obligation, except as provided under the Registration Rights Agreement, to register any of the Securities under the 1933 Act;

(c) the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(d) by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Securities pursuant to this Agreement;

(e) the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Agreement, and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber’s failure to correctly complete this Agreement;

(f) the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(g) the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable securities laws;

(h) the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state securities laws;

(i) Subscriber acknowledges the Company’s filings with the SEC, has read and understands the descriptions of the Company and its business and financial condition and risk factors set forth in its SEC filings. Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to invest in the Company and to accept the Securities; Subscriber further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access;

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

5

(j) the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and the Subscriber is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

(k) the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to sell the Securities and, as a consequence of acquiring the Securities pursuant to such exemption certain protections, rights and remedies provided by the applicable securities legislation will not be available to the Subscriber;

(l) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities; no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators; there is no government or other insurance covering any of the Securities;

(m) Subscriber has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock, to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold; and

(n) this Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any Agreement for any reason..

3. Subscriber Representations and Warranties. Subscriber hereby represents and warrants to and agrees with the Company that:

(a) Standing of Subscriber. Subscriber has the legal capacity and power to enter into this Agreement. If Subscriber is an entity, such Subscriber is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. If Subscriber is a natural person, such Subscriber is not a minor and has the legal capacity to enter into this Agreement.

(b) Authorization and Power. Subscriber has the requisite power and authority to enter into and perform this Agreement and to pay the Purchase Price and accept the Securities. The execution, delivery and performance of this Agreement by Subscriber and, if Subscriber is an entity, the consummation by Subscriber of the transactions contemplated hereby have been duly authorized by all necessary company action, and no further consent or authorization of Subscriber, its board of directors or similar governing body, or stockholders is required, as applicable. This Agreement has been duly authorized, executed and delivered by Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with the terms thereof.

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

6

(c) Foreign Person Status.

(i) The Subscriber is not a U.S. Person;

(ii) the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(iii) the Subscriber is resident in the jurisdiction set out on the Investor Questionnaire attached to this Agreement; and

(iv) the issuance of the Securities to the Subscriber as contemplated by the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Securities to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence or domicile and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws.

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

7

(e) Applicable Local Law. The Subscriber:

(i) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities;

(ii) is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(iii) acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities; and

(iv) represents and warrants that the acquisition of the Securities by the Subscriber does not trigger:

A. any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B. any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

C. the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to herein to the satisfaction of the Company, acting reasonably.

(f) Investment Representations.

(i) The Subscriber is acquiring the Securities as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(ii) the Subscriber is outside the United States when receiving and executing this Agreement;

(iii) the Subscriber has received and carefully read this Agreement;

(iv) the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(v) the Subscriber acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

8

(vi) the Subscriber (i) has adequate net worth and means of providing for the Subscriber’s current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(vii) the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Subscriber is providing evidence of knowledge and experience in these matters through the information contained in this Agreement;

(viii) the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(ix) the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the governing documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(x) all information contained in this Agreement is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the Closing Date;

(xi) the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the period specified in Regulation S (such period hereinafter referred to as the “Distribution Compliance Period”) shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

(xii) the Subscriber is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Subscriber has not subdivided his interest in the Securities with any other person;

(xiii) the Subscriber is not an underwriter of, or dealer in, the Securities of the Company’s common stock, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(xiv) the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of the Subscriber’s legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber’s decision to invest in the Securities and the Company;

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

9

(xv) if the Subscriber is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

In this Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

(g) Share Legend. The Shares shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

4. Board Representation. The current Board of Directors of the Company shall have received the resignation of at least one director and shall have appointed a nominee of Investor, effective at the Closing Date.

5. Company Representations and Warranties. The Company represents and warrants to, and agrees with, Subscriber that as of the Closing Date, as set forth in the Company SEC Documents, as applicable:

(a) Due Incorporation. The Company is a corporation duly organized and in good standing under the laws of laws of the State of Nevada. All of the direct and indirect subsidiaries of the Company are set forth in the Company SEC Documents, as such term is defined below. The Company owns or controls, directly or indirectly, the percentage of the capital stock or other equity interests of each subsidiary of the Company free and clear of any liens, and all of the issued and outstanding shares of capital stock of each subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

10

(b) Authority; Enforceability. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Registration Rights Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors, or a committee of the Board of Directors in connection herewith other the Required Approvals, which shall be defined as approval by a majority of the shareholders of the Company This Agreement and the Registration Rights Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) Company Capitalization and Voting Rights. The Company’s capitalization is set forth in the Company SEC Documents, as such term is defined below.. All of the outstanding shares of the Common Stock are duly authorized and validly issued, fully paid and non-assessable and are not (and will not be) subject to preemptive or similar rights affecting the Common Stock. As of the date hereof, there are no (i) contracts to which the Company is a party obligating the Company to accelerate the vesting of any company equity award as a result of the transactions contemplated by this Agreement (whether alone or upon the occurrence of any additional or subsequent events), (ii) outstanding securities of the Company convertible into or exchangeable for shares of the Common Stock, (iii) outstanding options, warrants or other agreements or commitments to acquire from the Company, or obligations of the Company to issue, shares of capital stock of (or securities convertible into or exchangeable for shares of capital stock of) the Company or (iv) restricted shares, restricted stock Shares, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of the Company, in each case that have been issued by the Company (the items in clauses (i), (ii) and (iii), together with the capital stock of the Company, being referred to collectively as “Company Securities”). There are no outstanding contracts requiring the Company to repurchase, redeem or otherwise acquire any Company Securities and the Company is not a party to any voting agreement with respect to any Company Securities;

(d) SEC Filings; Financial Statements; Absence of Certain Changes.

(i) SEC Filings. The Company has filed with the SEC all registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by it with the SEC since its inception (the “Company SEC Documents”) and such Company SEC Documents when filed were true, correct and complete in all material respects. As of their respective filing dates (or, if amended or superseded by a subsequent filing, as of the date of the last such amendment or superseding filing prior to the date hereof), each of the Company SEC Documents complied in all material respects with the applicable requirements of the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder) and the Exchange Act, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents and did not, at the time it was filed (or, if amended, at the time (and taking into account the content) of such amendment), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading;

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

11

(ii) Financial Statements. Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10- Q); and (iii) fairly presented in all material respects the consolidated financial position of the Company at the respective dates thereof and the consolidated results of the Company’s operations and cash flows for the periods indicated therein, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by GAAP and the applicable rules and regulations of the SEC;

(iii) Absence of Certain Changes. Neither the Company nor any of its subsidiaries has any liability, indebtedness or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP) (“Liability”) except for Liabilities that (a) are reflected or recorded on the Company’s most recent balance sheet included in the Company SEC Documents (including in the notes thereto but only to the extent it is reasonably apparent that the disclosure in such notes is of a Liability required to be reflected on a balance sheet prepared in accordance with GAAP) contained in the Company SEC Documents or (b) are current Liabilities (within the meaning of GAAP) which were incurred since the date of such balance sheet in the ordinary course of business consistent with past practice);

(e) Related Party Transactions. All contracts, transactions, arrangements and understandings with any executive officer or director of the Company or any of its subsidiaries, any other person that directly or indirectly controls, is controlled by or is under common control with (“Affiliate”), the Company, or any person owning 5% or more of the shares of the Common Stock (or any of such person's immediate family members or Affiliates or associates), which is required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act, have been fully and properly disclosed in the appropriate Company SEC Documents. There are no such contracts, transactions, arrangements or understandings which have not been so disclosed;

(f) Consents. No consent, approval, authorization or order of any court, governmental agency or body having jurisdiction over the Company or of any other person is required for the execution by the Company of this Agreement, the Registration Rights Agreement and compliance and performance by the Company of its obligations hereunder including, without limitation, the issuance of the Securities;

(g) No Violation or Conflict. Neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement or the Registration Rights Agreement will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the charter or bylaws of the Company or (b) any decree, judgment, order or determination applicable to the Company of any court, governmental agency or body having jurisdiction over the Company or over the properties or assets of the Company or (c) any contract, agreement, instrument or undertaking to which the Company or any subsidiary is a party; or

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

12

(ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities except in favor of Subscriber as described herein;

(h) Legal Proceedings. Except as disclosed in the Company SEC Documents, there is no legal, administrative, investigatory, regulatory or similar action, suit, claim or proceeding which is pending or threatened against the Company which, if determined adversely to the Company, could have, individually or in the aggregate, a Material Adverse Effect. As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its subsidiaries, individually or taken as a whole, (ii) the transactions contemplated hereby or in the Registration Rights Agreement or (iii) the authority or ability of the Company or any of its subsidiaries to perform any of their respective obligations under any of this Agreement and the Registration Rights Agreement..

(i) No Liens. The Securities:

(i) shall be free and clear of any security interests, liens, claims or other Encumbrances, subject only to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii) shall have been duly and validly issued, fully paid and non-assessable; and

(iii) will not subject the holders thereof to personal liability by reason of being such holders;

(j) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities;

(k) [intentionally omitted].

(l) Full Disclosure. No representation or warranty or other statement made by the Company in this Agreement in connection with the contemplated transactions contains any untrue statement of material fact or omits to state a material fact necessary to make the representations and warranties set forth herein, in light of the circumstances in which they were made, not misleading.

(m) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company.

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

13

(n) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or affiliate. Except for the issuance of the Shares contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one day prior to the date that this representation is made.

(o) Compliance. Neither the Company nor any subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any subsidiary under), nor has the Company or any subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(p) Regulatory Permits. The Company and the subsidiaries possess all certificates, licenses, authorizations approvals, clearances, consents, registration and permits issued by the appropriate federal, state, local or foreign regulatory authorities applicable to the Company (“Applicable Laws”) necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (each, an “Authorization”), and neither the Company nor any subsidiary has received any notice of proceedings relating to the revocation or modification of any Authorization or the noncompliance with any ordinance, law, rule or regulation applicable to the Company. The Company is and has been in material compliance with any term of any such Authorizations. The Company has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any governmental authority or body or third party alleging that any product, operation or activity is in violation of any Applicable Laws or Authorizations or has any knowledge that any such entity or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding, nor, to the Company’s knowledge, has there been any material noncompliance with or violation of any Applicable Laws by the Company that could reasonably be expected to require the issuance of any such communication or result in an investigation, corrective action, or enforcement action by any governmental body or entity.

(q) Title to Assets. The Company and the subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the subsidiaries, in each case free and clear of all liens. Any real property and facilities held under lease by the Company and the subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the subsidiaries are in compliance.

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

14

(r) Intellectual Property. The Company and the subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or required for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(s) Sarbanes-Oxley; Internal Accounting Controls. The Company and the subsidiaries are in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of the Closing Date

(t) Investment Company. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Shares, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(u) Listing and Maintenance Requirements. The shares of Common Stock are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stocks under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.

(v) Solvency. Based on the consolidated financial condition of the Company as of the hereof, after giving effect to the receipt by the Company of the proceeds from the sale of the Shares hereunder, (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The Company SEC Documents set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $100,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

15

(w) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any subsidiary know of no basis for any such claim. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(x) Money Laundering. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any of its subsidiaries, threatened.

(y) Existing Securities; Obligations. Except as disclosed in the Company SEC Documents or as approved by the Company’s Board of Directors on or about July 11, 2024, the corporate actions of which the Subscriber hereby acknowledges and of which the Company shall file a Current Report on Form 8-K, if such Form 8-k is required to be filed under federal law, in a timely manner describing the material terms of such corporate action in the form required by the 1934 Act and attaching all the material agreement as required under the instruction of Form 8-K, (A) none of the Company’s or any of its subsidiaries’ shares, interests or share capital is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or share capital of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares, interests or share capital of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or share capital of the Company or any of its subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to redeem a security of the Company or any of its subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any subsidiary has any share appreciation rights or “phantom share” plans or agreements or any similar plan or agreement.

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

16

6. Non-Public Information. While the Shares are held by the Subscriber, the Company covenants and agrees that neither it nor any other person acting on its behalf will at any time provide the Subscriber with any information that the Company believes constitutes material non-public information. The Company understands and confirms that the Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

7. Broker’s Commission/Finder’s Fee. Each party hereto represents to the other that there are no parties entitled to receive fees, commissions, finder’s fees, due diligence fees or similar payments in connection with the consummation of the transactions contemplated hereby. Each party hereto agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of the indemnifying party’s actions.

8. Termination. The Subscriber shall have the right to terminate this Agreement at any time, upon five business days’ prior written notice to the other party, prior to the Closing Date if any of the conditions set forth in Section 1(e) is not met. Either party may terminate this Agreement and the Offering, for any reason or no reason at any time after September 1, 2024, upon five business days’ prior written notice to the other party, if the closing of the Offering does not consummate on or before September 1, 2024.

9. Covenants of the Company. The Company covenants that it shall furnish such records and documents to and cooperate with and shall use commercially reasonable efforts to cause its auditor to furnished such records and documents to and cooperate with the Subscriber and its auditor, in the event that the Subscriber is required to record the financial results of the Company in the Subscriber’s consolidated financial statements under the generally accepted accounting principles in the United States of America (US GAAP) or other accounting standards the Subscriber adopts from time to time.

10. Covenants Regarding Indemnification. Each party hereto agrees to indemnify, hold harmless, reimburse and defend the other party and the other party’s officers, directors, agents, counsel, affiliates, members, managers, control persons, and principal shareholders, as applicable, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the indemnified party or any such person which results, arises out of or is based upon (i) any breach of any representation or warranty by the indemnifying party in this Agreement or (ii) any breach or default in performance by the indemnifying party of any covenant or undertaking to be performed by the indemnifying party.

11. Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, emails or facsimile, addressed as set forth in the preamble paragraph hereto or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery at the address designated in the preamble paragraph hereto (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

17

(b) Entire Agreement. This Agreement and the Registration Rights Agreement, of even date herewith, between the Company and the Investor, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. Neither the Company nor Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.

(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in the State of Nevada. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) Severability. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

18

(f) Counsel; Ambiguities. Each party and its counsel have participated fully in the review and revision of this Agreement. The parties understand and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in interpreting this Agreement. The language in this Agreement shall be interpreted as to its fair meaning and not strictly for or against any party.

(g) Captions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

[signature page follows]

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

19

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the parties has caused this Agreement to be executed on and as of the date set forth above.

Recruiter.com Group, Inc.

By:
Name:	Granger Whitelaw
Title:	CEO

SUBSCRIBER:

Name of Subscriber:

_________________________________________

Address:

_________________________________________

_________________________________________

Fax No.: _________________________________

Taxpayer ID# (if applicable): _________________

_________________________________________

(Signature)

By: _____________________________________

Dated: July ___, 2024

Purchase Price:

Two Million US Dollars ($2,000,000)

Number of Shares:  2,000,000

 [SIGNATURE PAGE TO RECRUITER.COM GROUP,  INC. SUBSCRIPTION AGREEMENT]

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

20

EXHIBIT A

ESCROW ACCOUNT WIRE INSTRUCTIONS

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

21

EXHIBIT B

ESCROW AGREEMENT

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

22

EXHIBIT C

Recruiter.com Group, Inc.

__________________________

INVESTOR QUESTIONNAIRE

__________________________

INSTRUCTIONS:

You have been asked to complete this Investor Questionnaire by Recruiter.com Group, Inc. (the “Company”) to confirm an exemption from the registration requirements of the Securities Act of 1933, as amended.  By asking you to complete this Investor Questionnaire, the Company is neither offering to issue any securities to you nor soliciting any offer from you to purchase any of its securities.  Further, the Company makes no assurance that it will ever offer to issue any of its securities to you.  You may be required to furnish additional information.

Please return a pdf copy of your completed Investor Questionnaire to Granger Whitelaw, CEO at gwhitelaw@recruiter.com and Scott Kline, Esq at scott@klinelawgroup.com along with the original via mail to the Company at:

Recruiter.com Group, Inc.

c/o Granger Whitelaw

P.O. Box 3120

Fort Lee, NJ 07024

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
NON-U.S. SUBSCRIBERS

23

Recruiter.com Group, Inc.

__________________________

INVESTOR QUESTIONNAIRE

__________________________

In connection with the proposed sale of preferred stock (the “Shares”) of Recruiter.com Group, Inc. (the “Company”), the undersigned investor hereby certifies as follows:

Confidential Regulation S Investor Questionnaire

I. SUITABILITY (please answer each question)

(a)	For an individual subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b)	For an individual subscriber, please describe any college or graduate degrees held by you:

(c)	For all subscribers, please list types of prior investments:

(d)	For all subscribers, please state whether you have you participated in other private placements before: YES __ NO __

(e)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies

Frequently
Occasionally
Never

(f)	For individual subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES __ NO __

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
U.S. SUBSCRIBERS

24

(g)	For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES __ NO __

(h)

For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES __ NO __

(i)	For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to subscribe?

YES __ NO __

(j)	For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES __ NO __

II. MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership

(b)	Community Property

(c)	Joint Tenant with Right of Survivorship (both parties must sign)

(d)	Partnership*

(e)	Tenants in Common

(f)	Corporation*

(g)	Trust*

(h)	Limited Liability Company*

(i)	Other

*If Securities are being subscribed for by an entity, please provide a copy of the entity formation documents as we as written approvals or designations for the authorized signer(s). Also, all signers must provide a copy of their photo ID (drivers’ license or passport) in English.

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
U.S. SUBSCRIBERS

25

III. DISQUALIFICATION EVENTS.

1.

Certain Criminal Convictions. Have you been convicted, within the past ten (10) years (or five (5) years, in the case of the Company, its predecessors and affiliated issuers), of any felony or misdemeanor involving:

	a.	in connection with the purchase or sale of any security;

	b.	involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”); or

	c.	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐ Yes. If yes, please explain

☐ No.

2.

Certain Court Injunctions and Restraining Orders. Are you subject to any order, judgment or decree of any court of competent jurisdiction that was entered within the past five (5) years and currently restrains or enjoins you from engaging in any conduct or practice:

	a.	in connection with the purchase or sale of any security;

	b.	involving the making of any false filing with the SEC; or

	c.	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ Yes. If yes, please explain

☐ No.

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
U.S. SUBSCRIBERS

26

3.

Final Orders of Certain State and Federal Regulators. Are you subject to a Final Order (as defined below) of state regulators of securities, insurance, banking, savings associations or credit unions; federal banking agencies; the Commodity Futures Trading Commission; or the National Credit Union Administration that bars you from

	a.	associating with an entity regulated by any of the aforementioned regulators;

	b.	engaging in the business of securities, insurance or banking; or

c.

engaging in savings association or credit union activities; or · constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten (10) years?

☐ Yes. If yes, please explain

☐ No.

The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act of 1933 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

4.	SEC Disciplinary Orders. Are you subject to any order of the SEC that currently:

	a.	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;

	b.	places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or

c.

bars you from being associated with any entity or from participating in the offering of any stock? (A disqualification based on a suspension or limitation of activities expires when the suspension or limitation expires.)

☐ Yes. If yes, please explain

☐ No.

5.

SEC Cease-and-Desist Orders. Are you subject to any order of the SEC that was entered within the past five (5) years and currently orders you to cease and desist from committing or causing a future violation of:

	a.	any scienter-based (intent-based) anti-fraud provision of the federal securities laws (including, for example, but not limited to):

	b.	Section 17(a)(1) of the Securities Act of 1933,

	c.	Section 10(b) of the Exchange Act and Rule 10b-5, and

	d.	Section 15 (c) (1) of the Securities Exchange Act); or

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
U.S. SUBSCRIBERS

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	e.	Section 5 of the Securities Act of 1933, which generally requires that securities be registered and prohibits the sale of unregistered securities.

☐ Yes. If yes, please explain

☐ No.

6.

SRO Suspension/Expulsion. Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (“SRO”, such as a registered national securities exchange or a registered national or affiliated securities association, including FINRA) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ Yes. If yes, please explain

☐ No.

7.

SEC Stop Orders. Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five (5) years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐ Yes. If yes, please explain

☐ No.

8.

USPS False Representations Order. Are you subject to a United States Postal Service (“USPS”) false representation order entered within the past five (5) years, or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the USPS to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes. If yes, please explain

☐ No.

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
U.S. SUBSCRIBERS

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IV.

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

V.

The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

VI.

The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you, (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto and (c) the undersigned acknowledges that you may be required to publicly disclose the information provided in this Questionnaire and that he, she or it consents to such public disclosure.

VII.

In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, subscriber is required to provide the following information:

1. Payment Information

(a)	Name and address (including city and country) of the bank from which subscriber’s payment to the Company is being wired (the “Wiring Bank”):

(b)	Subscriber’s wiring instructions at the Wiring Bank:

(c)	Is the Wiring Bank located in the U.S. or another “FATF Country”*?

☐ Yes

☐ No

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
U.S. SUBSCRIBERS

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* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

(d)	Is Subscriber a customer of the Wiring Bank?

☐ Yes

☐ No

2. Additional Information

For Individual Subscribers:

___ A government issued form of picture identification (e.g., passport or drivers license) in English.

___ Proof of the individual’s current address (e.g., current utility xxxx), if not included in the form of picture identification.

___ A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

For Funds of Funds or Entities that Invest on Behalf of Third Parties:

___ A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

___ An “incumbency certificate” attesting to the authority and title of the individual executing these subscription materials on behalf of the prospective investor.

___ A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

___ A letter of reference any entity not located in the U.S. or other FATF Country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
U.S. SUBSCRIBERS

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___ A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

___ An “incumbency certificate” attesting to the authority and title of the individual executing these subscription materials on behalf of the prospective investor.

___ A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

___ If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

___ If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

VIII. ADDITIONAL INFORMATION

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES. ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND

ADDITIONAL QUESTIONS AND INFORMATION.

a.

Are you, your spouse, or any other immediate family members, including parents, in-laws, and siblings that are dependents, an officer, director or greater than ten percent (10%) shareholder of the Company?

☐ Yes

☐ No

b.

Are you, your spouse, or any other immediate family members, including parents, in-laws, and siblings that are dependents, employed by or associated with the securities industry (for example, investment advisor, sole proprietor, partner, officer, director, branch manager or broker at a broker-dealer firm or municipal securities dealer) or a financial regulatory agency, such as FINRA or the New York Stock Exchange?

☐ Yes

☐ No

If yes, please explain

c.	Are you a senior military, governmental or political official in a non-US country?

☐ Yes

☐ No

If yes, please explain

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES. ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

IX. INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS QUESTIONNAIRE, SUBSCRIBER HEREBY GRANTS THE COMPANY PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY OFAC FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

[SIGNATURE PAGE FOLLOWS]

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
U.S. SUBSCRIBERS

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Regulation S Investor Questionnaire

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City and Country	City and Country

Email Address	Email Address

Tax ID # of Signatory	Tax ID # of Signatory

Tax ID # of Entity	Tax ID # of Entity

RECRUITER.COM GROUP, INC.
COMMON STOCK SUBSCRIPTION AGREEMENT
U.S. SUBSCRIBERS

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